SUPPLEMENT DATED SEPTEMBER 16, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Core Equity Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information ("SAI") of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Joe Dowling, CFA	Portfolio Manager	2026

Emily Roberts, CFA	Portfolio Manager	2026

2. The following information replaces the bulleted list appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectus and replaces the introductory paragraph immediately preceding that list:
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Joe Dowling, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco Asset Management and/or its affiliates since 2013.
▪
Emily Roberts, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco Asset Management and/or its affiliates since 2020.
3. Andrew Hall is no longer a Portfolio Manager of the Fund. All references to Mr. Hall in the Summary and Statutory Prospectuses and SAI will be deemed to be removed.
GCE-SUMSTATSAI-SUP 091626